Item 77(Q1)


FEDERATED MDT SERIES
Amendment No. 1
DECLARATION OF TRUST
Dated May 18, 2006
	This Declaration of Trust is amended as follows:
	Strike the first paragraph of Section 5 of Article III from th e Declaration of Trust and substitute in its place the following:
	"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establi sh and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:
Federated MDT All Cap Core Fund
Class A Shares
Class C Shares
Class K Shares
Institutional Shares
Federated MDT Balanced Fund
Class A Shares
Class C Shares
Class K Shares
Institutional Shares
Federated MDT Large Cap Growth Fund
Class A Shares
Class C Shares
Institutional Shares
Federated MDT Mid Cap Growth Fund
Class A Shares
Class C Shares
Institutional Shares
Federated MDT Small Cap Core Fund
Class A Shares
Class C Shares
Institutional Shares
Federated MDT Small Cap Growth Fund
Class A Shares
Class C Shares
Institutional Shares
Federated MDT Small Cap Value Fund
Class A Shares
Class C Shares
Institutional Shares



Federated MDT Tax Aware/All Cap Core Fund
Class A Shares
Class C Shares
Institutional Shares
	The undersigned hereby certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a me eting on the
 17th day of August, 2006.
	WITNESS the due execution hereof this 17th day of August, 2006.
/s/ John F. Donahue		/s/ Peter E. Madden
John F. Donahue		Peter E. Madden
/s/ Thomas G. Bigley		/s/ Charles F. Mansfield, Jr.
Thomas G. Bigley		Charles F. Mansfield, Jr.
/s/ John T. Conroy, Jr.		/s/ John E. Murray, Jr.
John T. Conroy, Jr.		John E. Murray, Jr.
/s/ Nicholas P. Constantakis		/s/ Marjorie P. Smuts
Nicholas P. Constantakis		Marjorie P. Smuts
/s/ John F. Cunningham		/s/ John S. Walsh
John F. Cunningham		John S. Walsh
/s/ J. Christopher Donahue		/s/ James. F. Will
J. Christopher Donahue		James F. Will
/s/ Lawrence D. Ellis, M.D.
Lawrence D. Ellis, M.D.


FEDERATED MDT SERIES
Amendment No. 2
DECLARATION OF TRUST
Dated May 18, 2006
	This Declaration of Trust is amended as follows:
	Strike the first paragraph of Section 5 of Article III from the D eclaration of Trust and substitute in its place the following:
	"Section 5. Establishment and Designation of Series or Class. W ithout limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establis h and designate any additional Series or Class or to modify the rights and preferences of any existing Series or C lass, the Series and Classes of the Trust are established and designated as:
Federated MDT All Cap Core Fund
Class A Shares
Class C Shares
Class K Shares
Institutional Shares
Federated MDT Balanced Fund
Class A Shares
Class C Shares
Class K Shares
Institutional Shares
Federated MDT Large Cap Growth Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated MDT Mid Cap Growth Fund
Class A Shares
Class C Shares
Institutional Shares
Federated MDT Small Cap Core Fund
Class A Shares
Class C Shares
Institutional Shares
Federated MDT Small Cap Growth Fund
Class A Shares
Class C Shares
Institutional Shares
Federated MDT Small Cap Value Fund
Class A Shares
Class C Shares
Institutional Shares



Federated MDT Tax Aware/All Cap Core Fund
Class A Shares
Class C Shares
Institutional Shares
	The undersigned hereby certify that the above stated Amendment i s a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a me eting on the
15th day of February, 2007.
	WITNESS the due execution hereof this 15th day of February, 2007.
/s/ John F. Donahue		/s/ Peter E. Madden
John F. Donahue		Peter E. Madden
/s/ Thomas G. Bigley		/s/ Charles F. Mansfield, Jr.
Thomas G. Bigley		Charles F. Mansfield, Jr.
/s/ John T. Conroy, Jr.		/s/ John E. Murray, Jr.
John T. Conroy, Jr.		John E. Murray, Jr.
/s/ Nicholas P. Constantakis		/s/ Thomas M. O'Neill
Nicholas P. Constantakis		Thomas M. O'Neill
/s/ John F. Cunningham		/s/ Marjorie P. Smuts
John F. Cunningham		Marjorie P. Smuts
/s/ J. Christopher Donahue		/s/ John S. Walsh
J. Christopher Donahue		John S. Walsh
/s/ Lawrence D. Ellis, M.D.		/s/ James F. Will
Lawrence D. Ellis, M.D.		James F. Will


FEDERATED MDT SERIES
Amendment No. 3
DECLARATION OF TRUST
Dated May 18, 2006
	This Declaration of Trust is amended as follows:
	Strike the first paragraph of Section 5 of Article III from the D eclaration of Trust and substitute in its place the following:
	"Section 5. Establishment and Designation of Series or Class. W ithout limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establis h and designate any additional Series or Class or to modify the rights and preferences of any existing Series or C lass, the Series and Classes of the Trust are established and designated as:
Federated MDT All Cap Core Fund
Class A Shares
Class C Shares
Class K Shares
Institutional Shares
Federated MDT Balanced Fund
Class A Shares
Class C Shares
Class K Shares
Institutional Shares
Federated MDT Large Cap Growth Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated MDT Large Cap Value Fund
Class A Shares
Class C Shares
Class K Shares
Institutional Shares
Federated MDT Mid Cap Growth Fund
Class A Shares
Class C Shares
Institutional Shares
Federated MDT Small Cap Core Fund
Class A Shares
Class C Shares
Institutional Shares
Federated MDT Small Cap Growth Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares



Federated MDT Small Cap Value Fund
Class A Shares
Class C Shares
Institutional Shares
Federated MDT Tax Aware/All Cap Core Fund
Class A Shares
Class C Shares
Institutional Shares
	The undersigned hereby certify that the above stated Amendment is a true and correct Amendment
to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 15th day of November,
2007.
	WITNESS the due execution hereof this 15th day of November, 2007.
/s/ John F. Donahue		/s/ Peter E. Madden
John F. Donahue		Peter E. Madden
/s/ Thomas G. Bigley		/s/ Charles F. Mansfield, Jr.
Thomas G. Bigley		Charles F. Mansfield, Jr.
/s/ John T. Conroy, Jr.		/s/ John E. Murray, Jr.
John T. Conroy, Jr.		John E. Murray, Jr.
/s/ Nicholas P. Constantakis		/s/ Thomas M. O'Neill
Nicholas P. Constantakis		Thomas M. O'Neill
/s/ John F. Cunningham		/s/ Marjorie P. Smuts
John F. Cunningham		Marjorie P. Smuts
/s/ J. Christopher Donahue		/s/ John S. Walsh
J. Christopher Donahue		John S. Walsh
/s/ Lawrence D. Ellis, M.D.		/s/ James F. Will
Lawrence D. Ellis, M.D.		James F. Will